                                                                   EXHIBIT 10.15

                        TRANSPONDER LICENSES AGREEMENT
                        ------------------------------


          THIS TRANSPONDER LICENSES AGREEMENT is made and entered effective as of the 1st day of January, 1995, by and between Jones Satellite Holdings, Inc., ("Satellite Holdings"), Jones Galactic Radio, Inc. ("JGR") and Mind Extension University, Inc. ("ME/U").

                                    RECITALS
                                    --------

          A. Satellite Holdings has entered into that certain G-5 Satellite Transponder Service Agreement dated August 30, 1989, between Hughes Communications Galaxy, Inc. ("Hughes") and itself (the "Transponder Agreement").

          B. Pursuant to the Transponder Agreement, Satellite Holdings is entitled to use Transponder No. 21, on domestic communications satellite G-5 (the "Transponder") on a full-time basis.

          C. JGR and ME/U require use of the Transponder and Satellite Holdings desires to accommodate such usage, all according to the terms and conditions of this Agreement.

          D.   JGR and ME/U are hereafter referred to as the "Networks".

                                   AGREEMENT
                                   ---------

          In consideration of the foregoing and the mutual covenants and agreements set forth herein, the parties hereby agree as follows:

          1.   Licenses.  Satellite Holdings hereby grants to each of the
               --------
Networks a license to use the Transponder on the terms and conditions set forth in this Agreement. No Network shall have the right to preempt any other Network.

          2    Term.  This Agreement shall commence on the effective date hereof
               ----
and shall continue, unless otherwise terminated by Space Segment, through May 7, 2004.

          3    Payments.  Space Segment shall receive from each full-time
               --------
Network the amount listed in Schedule A each month during the term of this Agreement as a license fee. Partial months shall be pro-rated.
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          4.   Termination.  This Agreement may be terminated as to a Network at
               -----------
any time by Satellite Holdings by giving such Network at least thirty (30) days prior written notice of its desire to terminate this Agreement; provided, however, that Satellite Holdings agrees not to exercise its right to terminate this Agreement in such a manner as to cause substantial disruption to uses already scheduled to be made of the Transponder. In addition, this Agreement may be terminated at any time by Satellite Holdings in the event that Hughes terminates its consent to the use of the Transponder as provided herein.

          5.   Representations.  The Networks agree not to use the Transponder
               ---------------
for any unlawful purpose, to at all times comply with applicable laws and regulations relating to its use of the Transponder, and to comply with and be bound by the terms and conditions of the Transponder Agreement.

          IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the day and year first written above.

                                           JONES SATELLITE HOLDINGS, INC.,
                                           a Colorado corporation

                                           By: /s/ Glenn R. Jones
                                               ------------------



                                           JONES GALACTIC RADIO, INC.,
                                           a Colorado corporation

                                           By:  /s/ Gregory J. Liptak
                                                ---------------------



                                           MIND EXTENSION UNIVERSITY, INC.
                                           a Colorado corporation

                                           By:  /s/ Gregory J. Liptak
                                               ----------------------

JONES SATELLITE HOLDINGS, INC.
SCHEDULE A

                                    Monthly Amount Due From
                                    -----------------------

 Calender        Annual         Monthly
   Year          Amount         Amount        JGR        MEU
   ----          ------         ------        ---        ---

   1995          2,785,200      232,100     58,025     174,075
   1996          2,785,200      232,100     58,025     174,075
   1997          2,785,200      232,100     58,025     174,075
   1998          2,785,200      232,100     58,025     174,075
   1999          2,785,200      232,100     58,025     174,075
   2000          2,785,200      232,100     58,025     174,075
   2001          2,785,200      232,100     58,025     174,075
   2002          2,785,200      232,100     58,025     174,075
   2003          2,785,200      232,100     58,025     174,075
   2004            928,400       77,367     19,342      58,025



                                      -3-